                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest reported) November 16, 2001


                      PUEBLO XTRA INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

              Delaware               33-63372                65-0415593
   ----------------------------- ------------------- -------------------------
    (State or other jurisdiction  	(Commission     		(I.R.S. Employer
     of incorporation)			File Number) 	     identification No.)


  1300 N.W. 22nd Street
  Pompano Beach, Florida                       33069
------------------------------------      -----------------------------
(Address of principal executive offices)   (Zip code)

Registrant's telephone number, including area code
(954) 977-2500
---------------

Not applicable
---------------
	(Former name or former address, if changed since last report)

ITEMS OF INFORMATION

Item 5.  Conversion of Subsidiary

By unanimous written consent in lieu of a meeting of the Board of Directors on November 2, 2001 the Board of Directors of the Registrant resolved to convert Pueblo International, Inc., a wholly-owned subsidiary, to a Limited Liability Corporation under the laws of the State of Delaware effective November 4, 2001.

Item 8.  Change in Fiscal Year End of Registrant

By unanimous written consent in lieu of a meeting of the Board of Directors on November 2, 2001 the Board of Directors of the Registrant resolved to change the fiscal year end of the Registrant to the Saturday closest to October 31 of each year effective November 2, 2001. The registrant will file the required transition report on a Form 10-K covering the three quarters (40 weeks) ended November 3, 2001

SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUEBLO XTRA INTERNATIONAL, INC.

Dated:  NOVEMBER 16, 2001       /s/ Daniel J. O'Leary
                                -----------------------------
                                Daniel J. O'Leary,
                                Executive Vice President
                                and Chief Financial Officer
2